Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT ^OTTTTTFRIV TYI^TTJTr’T OF TTVAC ENTERED urkTTCTrnv nivrcirw 03/01/2013 In re: § Chapter 11 § ATP Oil & Gas Corporation, § § Debtor. § Case No.: 12-36187 FINAL ORDER (1) ESTABLISHING PROCEDURES FOR THE PURCHASE, ACQUISITION OR OTHER ACCUMULATION OF EQUITY SECURITIES; (2) ESTABLISHING PROCEDURES FOR THE SALE, TRADING, OR OTHER TRANSFER OF EQUITY SECURITIES; (3) ESTABLISHING AN EFFECTIVE DATE FOR NOTICE AND SELL-DOWN PROCEDURES FOR TRANSFERS OF CLAIMS AGAINST THE DEBTOR’S ESTATE; AND (4) GRANTING RELATED RELIEF (Relates to Docket No. 19) Upon consideration of the Debtor’s Emergency Motion for the Entry of Interim and Final Orders (1) Establishing Procedures for Transfers of Equity Securities; (2) Establishing an Effective Date for Notice and Sell-Down Procedures for Transfers of Claims Against the Debtor’s Estate; and (3) Granting Related Relief (the “Motion”) and Debtor’s Memorandum of Law in Support thereof; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. §§157 and 1334, and it appearing that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A); and proper and adequate notice of the Motion and the hearing thereon having been given; and it appearing that no other or further notice being necessary, and it appearing that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtor and its estate; and after due deliberation and sufficient cause appearing therefore; it is hereby ORDERED THAT: 1. The Motion is granted, in part, as set forth herein.

2. Any transfer of ATP Equity Securities (as defined herein) in violation of the procedures set forth herein shall be void ab initio. 3. The following procedures shall apply to potential transfers of ATP Equity Securities : a. Any entity (as defined in Section 101(15) of the Bankruptcy Code) who currently is or becomes a Substantial Shareholder (as defined herein) must file with the Court, and serve upon the Debtor’s counsel and counsel for the Official Committee of Unsecured Creditors of ATP (the “Committee”), a declaration of such status, substantially in the form of Exhibit A attached hereto (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (i) 30 days after the date of the Notice of Order and (ii) 10 days after becoming a Substantial Shareholder. Each Substantial Shareholder that (i) sells, transfers or otherwise disposes of any ATP Equity Securities of which it had Beneficial Ownership or (ii) acquires Beneficial Ownership (as defined herein) of any ATP Equity Securities, shall within 10 days of such sale, transfer, disposition, or acquisition provide notice of such sale, transfer, disposition, or acquisition of Beneficial Ownership of ATP Equity Securities by serving upon the Debtor’s counsel and the Committee’s counsel a revised Declaration of Status as a Substantial Shareholder. Filing of a Declaration of Status as a Substantial Shareholder by the holder of an Option, as required by these procedures, shall in no way be construed as an admission by the filing entity that it holds an equity interest in the Debtor and not a claim against the Debtor’s estate, and filing of the Declaration of Status as a Substantial Shareholder shall in no way prejudice the rights of any such filing entity to assert a claim against the Debtor’s estate. b. Prior to effectuating any transfer of any ATP Equity Security that would result in an increase in the amount of ATP Equity Securities of which a Substantial Shareholder has Beneficial Ownership or would result in an entity becoming a Substantial Shareholder, such Substantial Shareholder or other entity must file with the Court, and serve upon the Debtor’s counsel and the Committee’s counsel, an advance written declaration of the intended transfer of ATP Equity Securities in the form of Exhibit B attached hereto (each, a “Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Equity Securities”). c. Prior to effectuating any transfer of ATP Equity Securities that would result in a decrease in the amount of ATP Equity Securities of which a Identified Substantial Shareholder has Beneficial Ownership or would result in an Identified Substantial Shareholder ceasing to be a Substantial Shareholder, the Identified Substantial Shareholder must file with the Court, and serve upon the Debtor’s counsel and the Committee’s counsel, an advance written declaration of the intended transfer of ATP Equity Securities in the form of Exhibit C attached hereto (each, a “Declaration of Intent to Sell, Trade, or Otherwise Transfer Equity Securities” and with a Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Equity Securities, each, a “Declaration of Proposed Transfer”). 2

d. The Debtor shall have 10 business days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or other entity an objection to any proposed transfer of ATP Equity Securities described in the Declaration of Proposed Transfer Securities on the grounds that such transfer might adversely affect the Debtor’s ability to utilize its Tax Attributes. If the Debtor files an objection, such transaction would not be effective unless the Debtor withdraws its objection or such transaction is approved by a final order of the Court that becomes nonappealable. If the Debtor does not object within such 10-day period, such transaction may proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 10-day waiting period for each Declaration of Proposed Transfer. e. For purposes of these procedures, (i) “ATP Equity Security” is any equity security in ATP including stock and Options (defined below) to acquire stock; (ii) an “Option” includes all interests described in Treasury Regulation § 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; (iii) “Beneficial Ownership” of ATP Equity Securities shall be determined in accordance with the applicable rules of IRC §382 and the regulations thereunder; (iv) “Identified Substantial Shareholder” includes T. Paul Bulmahn and Taylor International Fund, Ltd. (v) “Substantial Shareholder” is any entity that has Beneficial Ownership of (i) ATP common stock, an Option or Options thereto, or any combination thereof totaling at least 2,495,000 shares, (ii) ATP series A preferred stock, an Option or Options thereto, or any combination thereof totaling 35,285 shares, or (iii) ATP series B preferred stock, an Option or Options thereto, or any combination thereof totaling 75,971 shares. f. All registered holders shall be required to serve the Notice of Order or Notice of Final Order, as applicable, on any holder for whose account such registered holder holds such ATP Equity Securities in excess of 1 million shares of stock and so forth down the chain of ownership for all such holders of ATP Equity Securities in excess of such amounts. g. Any entity or broker or agent acting on such entity’s behalf who sells 554,500 shares or more of ATP common stock (i.e., approximately 1% of outstanding common stock) to another entity shall be required to serve a copy of the Notice of Order or Notice of Final Order, as applicable, on such purchaser of such ATP Equity Securities or any broker or agent acting on such purchaser’s behalf. 4. Claimholders and potential purchasers of claims against the Debtor are hereby deemed notified that, if that the Court ultimately approves a Sell-Down Order, claimholders that 3 acquire claims after August 17, 2012 (the “Record Date”) in an amount that would entitle them to receive more than 4.5% of the stock of the reorganized Debtor may be subject to a required sell-down of any claims purchased after the Record Date 5. Entry of this Final Order shall in no way be deemed a determination of any kind that entry of a Sell-Down Order is necessary or warranted in this case and this Court’s review of any request for the entry of a Sell-Down Order shall be without regard to entry of this Record Date Order. 6. The entry of this Final Order shall in no way prejudice the rights of any party to oppose the entry of a Sell-Down Order, on any grounds, and all parties’ rights are expressly preserved hereby. 7. The requirements set forth in this Final Order are in addition to the requirements of all applicable law and do not excuse compliance therewith. 8. The requirements set forth in Bankruptcy Rule 6003(b) are satisfied. 9. The terms and conditions of this Final Order shall be immediately effective and enforceable upon its entry. 10. The Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Final Order in accordance with the Motion. 11. All time periods set forth in this Final Order shall be calculated in accordance with Bankruptcy Rule 9006(a). 4

12. The Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation of this Final Order. Signed: March 01, 2013 Marvin Isgur United States Bankruptcy Judge 5

EXHIBIT A DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In re: § Chapter 11 § ATP Oil & Gas Corporation, § § Debtor. § Case No.: 12-36187 DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER* PLEASE TAKE NOTICE that is/has become a Substantial Shareholder with respect to the equity securities of ATP Oil & Gas Corporation (“ATP”) or any beneficial interest therein. ATP is a debtor and debtor in possession in Case No. 12-36187 pending in the United States Bankruptcy Court for the Southern District of Texas Houston Division. PLEASE TAKE FURTHER NOTICE that, as of , 2012, beneficially owns (i) shares of the ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto. The following table sets forth the date(s) on which acquired Beneficial Ownership or an Option or Options thereto: Number of Shares Date Acquired of ATP Equity Securities 1 Capitalized terms used but not defined herein shall have the meanings set forth in that certain FINAL ORDER (I) ESTABLISHING PROCEDURES FOR THE PURCHASE, ACQUISITION OR OTHER ACCUMULATION OF EQUITY SECURITIES; (2) ESTABLISHING AN EFFECTIVE DA TE FOR NOTICE AND SELL-DOWN PROCEDURES FOR TRANSFERS OF CLAIMS AGAINST THE DEBTOR ‘5 ESTA TES; AND (3) GRANTING RELA TED RELIEF, Docket No. 12-36187.

(Attach additional page(s) as necessary) PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of are . PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Declaration is being (a) filed with the United States Bankruptcy Court for the Southern District of Texas Houston Division, (b) served on the Debtors, and (c) served on counsel to Debtors. PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments which purport to be part of this Declaration, are true, correct and complete. Respectfully submitted, (Name of Substantial Shareholder) By: Name: Address: Telephone: Facsimile: Dated: 2

EXHIBIT B DECLARATION OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE ACCUMULATE EQUITY SECURITIES

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In re: § Chapter 11 § ATP Oil & Gas Corporation, § § Debtor. § Case No.: 12-36187 DECLARATION OF INTENT TO PURCHASE ACQUIRE OR OTHERWISE ACCUMULATE EQUITY SECURITIES1 PLEASE TAKE NOTICE that hereby provides notice of its intent to purchase, acquire or otherwise accumulate equity securities of ATP Oil & Gas Corporation (“ATP”) or any beneficial interest therein (such transfer, the “Proposed Transfer”). PLEASE TAKE FURTHER NOTICE that, if applicable, on , , filed a Declaration of Status as a Substantial Shareholder with the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “Bankruptcy Court”) and served copies thereof as set forth therein. PLEASE TAKE FURTHER NOTICE that currently Beneficially Owns (i) shares of ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto. PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, proposes to purchase, acquire or otherwise accumulate (i) 1 Capitalized terms used but not defined herein shall have the meanings set forth in that certain FINAL ORDER (I) ESTABLISHING PROCEDURES FOR THE PURCHASE, ACQUISITION OR OTHER ACCUMULA TION OF EQUITY SECURITIES; (2) ESTABLISHING AN EFFECTIVE DA TE FOR NOTICE AND SELL-DOWN PROCEDURES FOR TRANSFERS OF CLAIMS AGAINST THE DEBTOR :S ESTATES; AND (3) GRANTING RELA TED RELIEF, Docket No.12-36187.

shares of ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto. If the Proposed Transfer is permitted to occur, will Beneficially Own (i) shares of ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto, in each case after such transfer becomes effective. PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of are . PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Declaration is being (a) filed with the Bankruptcy Court, (b) served on the Debtors, and (c) served on counsel to the Debtors. PLEASE TAKE FURTHER NOTICE that the Debtors have 10 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final order of the Bankruptcy Court that becomes nonappealable. If the Debtors do not object within such 10-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration. PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by that may result in purchasing, acquiring or otherwise accumulating additional shares of ATP Equity Securities will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration. 2

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct and complete. Respectfully submitted, (Name of Substantial Shareholder) By: Name: Address: Telephone: Facsimile: Dated: 3

EXHIBIT C DECLARATION OF INTENT TO SELL, TRADE, OR OTHERWISE TRANSFER EQUITY SECURITIES

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In re: § Chapter 11 § ATP Oil & Gas Corporation, § § Debtor. § Case No.: 12-36187 DECLARATION OF INTENT TO SELL, TRADE, OR OTHERWISE TRANSFER EQUITY SECURITIES1 PLEASE TAKE NOTICE that hereby provides notice of its intent to sell, trade, or otherwise transfer equity securities of ATP Oil & Gas Corporation (“ATP”) or any beneficial interest therein (such transfer, the “Proposed Transfer”). PLEASE TAKE FURTHER NOTICE that, if applicable, on , , filed a Declaration of Status as a Substantial Shareholder with the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “Bankruptcy Court”) and served copies thereof as set forth therein. PLEASE TAKE FURTHER NOTICE that currently Beneficially Owns (i) shares of ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto. PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, proposes to sell, trade, or otherwise transfer (i) shares of 1 Capitalized terms used but not defined herein shall have the meanings set forth in that certain FINAL ORDER (I) ESTABLISHING PROCEDURES FOR THE PURCHASE, ACQUISITION OR OTHER ACCUMULATION OF EQUITY SECURITIES; (2) ESTABLISHING AN EFFECTIVE DA TE FOR NOTICE AND SELL-DOWN PROCEDURES FOR TRANSFERS OF CLAIMS AGAINST THE DEBTOR ‘5 ESTA TES; AND (3) GRANTING RELATED RELIEF, Docket No. 12-36187.

ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto. If the Proposed Transfer is permitted to occur, will Beneficially Own (i) shares of ATP common stock or an Option or Options thereto, (ii) shares of ATP series A preferred stock or an Option or Options thereto, and (iii) shares of ATP series B preferred stock or an Option or Options thereto, in each case after such transfer becomes effective. PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of are . PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Declaration is being (a) filed with the Bankruptcy Court, (b) served on the Debtors, and (c) served on counsel to the Debtors. PLEASE TAKE FURTHER NOTICE that the Debtors have 10 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final order of the Bankruptcy Court that becomes nonappealable. If the Debtors do not object within such 10-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration. PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by that may result in purchasing, acquiring or otherwise accumulating additional shares of ATP Equity Securities will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration. 2

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct and complete. Respectfully submitted, (Name of Substantial Shareholder) By: Name: Address: Telephone: Facsimile: Dated: 3